SUPPLEMENT DATED FEBRUARY 18, 2005 TO THE PROSPECTUS
                                DATED MAY 1, 2004

                            JNL VARIABLE FUND III LLC
                             JNL VARIABLE FUND V LLC


Please delete the chart entitled "HYPOTHETICAL COMPARISON OF TOTAL RETURN" in its entirety and replace with the following:

                     HYPOTHETICAL COMPARISON OF TOTAL RETURN

                                      DowSM 10         DJIA
                                      Strategy        Index

                 1985                    30.49%        33.57%
                 1986                    35.58         26.37
                 1987                    20.20          5.48
                 1988                    26.55         16.43
                 1989                    27.07         31.87
                 1990                    -7.77         -0.81
                 1991                    35.42         24.48
                 1992                     9.02          7.36
                 1993                    28.48         16.89
                 1994                     3.81          4.97
                 1995                    36.57         36.89
                 1996                    28.49         29.10
                 1997                    21.91         24.80
                 1998                    10.70         18.20
                 1999                     3.67         26.92
                 2000                     6.11         -4.83
                 2001                    -4.79         -5.50
                 2002                    -8.92        -14.79
                 2003                    28.69         28.32
                 2004                     4.41          5.31

                 20 Year Annualized Return
                 1985 - 2004             15.82         14.59

NOTE: The treatment of dividends in the hypothetical rate of return calculations, is such that they are reinvested in the stock that paid them at the end of the month in which the stock went ex-dividend. In managing the portfolios, all cash flows (including both net sales and dividends when they are received) will be reinvested proportionately into all of the stocks in the portfolio.

(1) The DowSM 10 Strategy for any given period was selected by applying the respective strategy as of the close of the prior period.
(2) The total return shown does not take into consideration any sales charges, commissions, expenses or taxes. Total return assumes that all dividends are reinvested and all returns are stated in terms of the United States dollar. Although each Strategy seeks to achieve a better performance than its respective index as a whole, there can be no assurance that a Strategy will achieve a better performance.



(To be used with VC3657 Rev. 05/04 and VC3723 Rev. 5/04.)
                                                                   V5920 2/05